                                                                    Exhibit 99.2

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                           DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                                       FORM NO.          ATTACHED       ATTACHED
Schedule of Cash Receipts and Disbursements                                              MOR - 1A             x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)                   MOR - 1B             x
Statement of Operations                                                                  MOR - 2
Balance Sheet                                                                            MOR - 3
Status of Postpetition Taxes                                                             MOR - 4              x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                           x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                  x
Summary of Unpaid Postpetition Debts                                                     MOR - 4              x
    Listing of aged accounts payable                                                                          x
Accounts Receivable Aging                                                                MOR - 5              x
Debtor Questionnaire                                                                     MOR - 5              x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                     Authorized Signatory
-------------------------                     ----------------------------------
Signature of Responsible Party                Title


Montgomery W. Cornell                         5/21/2004
-------------------------                     ----------------------------------
Printed Name of Responsible Party             Date


PREPARER:

/s/ Andrew Stearns                            Controller
-------------------------                     ----------------------------------
Signature of Preparer                         Title


Andrew Stearns                                5/21/2004
-------------------------                     ----------------------------------
Printed Name of Preparer                      Date

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 04/01/04 - 04/30/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                                            CUMULATIVE
                                                CURRENT MONTH             FILING TO DATE
                                           DEBTOR        NON-DEBTOR (I)      ACTUALS
                                           ------        --------------      -------
CASH BEGINNING                                  97              600              132

RECEIPTS

Customer Payments (a)                          407               --              287

Trust Receipts (b)                              --            1,410           23,792

Trust Advances (b)                              --           (1,385)         (14,739)

Receipt of Servicer Fee                        130               --              955

DIP Facility Advances                           --               --            6,750

Other                                          147               --              173
                                           -------          -------          -------
TOTAL RECEIPTS                                 684               25           17,218
                                           -------          -------          -------
DISBURSEMENTS

Payroll (d)(e)(f)                             (440)              --           (2,804)

Benefits (d)(e)(f)                             (28)              --             (257)

Building Costs (g)                             (14)              --             (387)

Equipment Costs                                 (9)              --             (153)

Auto, Travel & Entertainment                    (2)              --             (164)

Outside Services                               (74)              --             (482)

Sales & Use Taxes                               --               --               --

Payments by Affiliates on Debtor's
Behalf (c)                                     698               --            5,080

DIP Facility Repayments                       (672)              --           (5,822)

DIP Operating Reserve                           --               --             (142)

DIP Fees                                       (37)              --              (72)

Advance to RC III Trust (j)                     --               --           (2,400)

Paydown of US Bank Debt                         --             (598)          (9,097)

Other Expense (h)                              (97)              (1)            (510)


Professional Fees                               --               --               --

U.S. Trustee Quarterly Fees                     (7)              --              (15)
                                           -------          -------          -------
TOTAL DISBURSEMENTS                           (682)            (599)         (17,225)
                                           -------          -------          -------
NET CASH FLOW                                    2             (574)              (7)
                                           -------          -------          -------
CASH END OF MONTH                               99               26              125
                                           -------          -------          -------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT
MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                             (682)

   Transfers to Debtor in Possession Accounts                                     --

   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)       --

   Disbursements Related to Restricted Funds that are not Estate
   Expenses                                                                       --

   Payments by Affiliates on Debtor's Behalf(c)                                 (698)

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES               (1,380)



See footnotes following MOR - 1B.                                      MOR - 1A

IN RE DVI BUSINESS CREDIT CORPORATION
CASE NUMBER: 03-12658 (MFW)                REPORTING PERIOD: 04/01/04 - 04/30/04



BANK RECONCILIATIONS
(in thousands)

                                                          ACCOUNTS
                                         ----------------------------------------
                                           DEBTOR                                      CURRENT MONTH
                                         OPERATING    NON-DEBTOR (I)        OTHER          ACTUALS
                                         ---------    --------------        -----          -------
CASH BEGINNING OF MONTH                        97             600              --            697

RECEIPTS

Customer Payments (a)                         407              --              --            407

Trust Receipts (b)                             --           1,410              --          1,410

Trust Advances (b)                             --          (1,385)             --         (1,385)

Receipt of Servicer Fee                       130              --              --            130

DIP Facility Advances                          --              --              --             --

Other                                         147              --              --            147
                                           ------          ------          ------         ------
TOTAL RECEIPTS                                684              25              --            709
                                           ------          ------          ------         ------
DISBURSEMENTS

Payroll (d)(e)(f)                            (440)             --              --           (440)

Benefits (d)(e)(f)                            (28)             --              --            (28)

Building Costs (g)                            (14)             --              --            (14)

Equipment Costs                                (9)             --              --             (9)

Auto, Travel & Entertainment                   (2)             --              --             (2)

Outside Services                              (74)             --              --            (74)

Sales & Use Taxes                              --              --              --             --

Payments by Affiliates on Debtor's
Behalf (c)                                    698              --                            698

DIP Facility Repayments                      (672)             --              --           (672)

DIP Operating Reserve                          --              --              --             --

DIP Fees                                      (37)             --              --            (37)

Advance to RC III Trust (j)                    --              --              --             --

Paydown of US Bank Debt                        --            (598)             --           (598)

Other Expense (h)                             (97)             (1)             --            (98)


Professional Fees                              --              --              --             --

U.S. Trustee Quarterly Fees                    (7)             --              --             (7)
                                           ------          ------          ------         ------
TOTAL DISBURSEMENTS                          (682)           (599)             --         (1,281)
                                           ------          ------          ------         ------
NET CASH FLOW                                   2            (574)             --           (572)
                                           ------          ------          ------         ------
CASH END OF MONTH                              99              26              --            125
                                           ------          ------          ------         ------
BANK BALANCE                                   99              26              --            125

   Deposits in Transit                         --              --              --             --

   Outstanding Checks                          --              --              --             --

   Other                                       --              --              --             --

ADJUSTED BANK BALANCE                          99              26              --            125
                                           ------          ------          ------         ------

See footnotes on following page.                                        MOR - 1B

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 04/01/04 - 04/30/04
CASE NUMBER: 03-12658 (MFW)

MOR 1-A and 1-B FOOTNOTES (all $ amounts in thousands)


      (a)   Payments on loan agreements between DVI Business Credit Corporation
            (BC), case #03-12658, and customers.

      (b) Collections received from the trust clients or US Bank Collateral clients that are sent to the trust or US Bank. These net receipts are considered restricted cash. Procedures are in place to sweep these funds to the appropriate place in a timely manner.

      (c) Payments made by DVI Financial Services Inc. (DFS), case #03-12657, out of its operating account for the benefit of BC creditors. The $698 paid by DFS on behalf of the Debtor consists of the following:

                        DFS Direct   DFS Allocated   Total
                        ----------   -------------   -----
Payroll                     $357         $ 83         $440
Benefits                      23            5           28
Building Costs                 3           11           14
Equipment Costs                3            6            9
Auto, Travel & Ent.            2            0            2
Outside Services              70            4           74
DIP Fees                      37            0           37
US Trustee Fees                7            0            7
Other                         89            9           98
                            ----         ----         ----
Total*                      $591         $118         $709

      *Amount is gross of $11 thousand paid out of Debtor's own bank account.

      (d) The number of employees at the end of the period as compared to pre-petition:

              July                  66
              April                  3

      (e) The benefit-to-payroll relationship, with an allocation of benefits similar to payroll and excluding KERP payments was 30.7% for BC.

      (f) The payroll is a separate payroll register, but the same DFS cash account is used to make payroll payments.

      (g) Building costs of $14 ($11 allocation from DFS and $3 direct costs) were primarily the result of allocations from DFS (see footnote c). Please refer to the DFS monthly operating report for supplemental data.

      (h) Other expenses of $98 were primarily the result of $75 forbearance fee to US Bank, $11 in direct bank charges paid by the Debtor, $3 of miscellaneous and $9 of allocations from DFS. Please refer to the DFS footnotes.

      (i) Consists of non-Debtor restricted funds passing through unrestricted cash accounts.

      (j)   To make funds available for clients in the RC III trust.

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04


                        STATUS OF POSTPETITION TAXES (A)

(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                          Beginning         Amount                          Ending
                                             Tax         Withheld or        Amount           Tax
                                          Liability        Accrued           Paid         Liability
                                          ---------        -------           ----         ---------
FEDERAL
Withholding                                     --              70             (70)             --
FICA-Employee                                   --              23             (23)             --
FICA-Employer  (b)                               3              20             (23)             --
Unemployment                                    --              --              --              --
Income (c) (d)                              (3,708)           (385)            317          (3,776)
Other                                           --              --              --              --
    Total Federal Taxes                     (3,705)           (272)            201          (3,776)
STATE AND LOCAL
Withholding                                     --              11             (11)             --
Sales (b)                                       --              --              --              --
Excise                                          --              --              --              --
Unemployment                                    --              --              --              --
Real Property                                   --              --              --              --
Personal Property                               --              --              --              --
Florida Doc Stamp                               --              --              --              --
Franchise                                       --              --              --              --
Other: Local Income Tax Withholding             --               2              (2)             --
    Total State and Local                       --              13             (13)             --
                                            ------            ----             ---          ------
TOTAL TAXES                                 (3,705)           (259)            188          (3,776)
                                            ======            ====             ===          ======



                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING       AMOUNT
----------------------       ------
0 - 30 days                    53
31 - 60 days                   --
61 - 90 days                   --
91+ days                       --
TOTAL ACCOUNTS PAYABLE         53


Explain how and when the Debtor intends to pay any past-due postpetition debts.



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See footnotes on following page.                                           MOR-4

DVI BUSINESS CREDIT CORPORATION            REPORTING PERIOD: 04/01/04 - 04/30/04
CASE NUMBER: 03-12658 (MFW)

MOR 4 FOOTNOTES


      (a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

      (b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

      (c)   Beginning balance represents a tax benefit asset.

      (d) Includes non-cash transfer of tax benefit to DVI Financial Services Inc. (case #03-12657).

In re DVI Business Credit Corporation    Case No. 03-12658 (MFW)
                                         Reporting Period:   04/01/04 - 04/30/04


                                 RECEIVABLES (A)

(in thousands)

RECEIVABLES                                                                                                             AMOUNT
-----------                                                                                                             ------
Total Lines of Credit Collateralized by Third-party Medical Receivables                                                 268,294

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                               YES               NO
1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below.                                                                                   X
2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                                                   X
3.   Have all postpetition tax returns been timely filed?
     If no, provide an explanation below.                                                                   X
4.   Are workers compensation, general liability and other necessary insurance coverages in effect?
     If no, provide an explanation below.                                                                   X


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                                                                           MOR 5

(a) Business of Debtor relates to revolving credit facilities for customers that are collateralized by customer medical receivables. As a result, all receivables outstanding change daily and therefore a traditional aging presentation is not applicable. The total lines of credit collateralized by third-party medical receivables as of April 30, 2004 is listed above.

DVI Business Credit Corporation
Case No. 03-12658 (MFW)
Reporting Period:   04/01/04 - 04/30/04








                         DVI BUSINESS CREDIT CORPORATION

                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Business Credit Corporation has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

      5/21/2004                           /s/ Montgomery W. Cornell
      ---------                           -------------------------------------
        Date                              Signature of Responsible Party
                                          Montgomery W. Cornell